PURCHASE AGREEMENT

         THIS AGREEMENT is made as of this ______ day of May, 1997, by and between WEST SUBURBAN BANK, an Illinois banking corporation ("Purchaser") with its principal place of business at 711 South Westmore-Meyers, Lombard, Illinois, 60148, and MICROGRAPHIC TECHNOLOGY CORPORATION, a Delaware corporation ("Seller"), with its principal place of business at 520 Logue Avenue, Mountain View, California, 94043.

                              W I T N E S S E T H:

         WHEREAS, Seller owns the PPF Agreement and the Machines (as defined herein); and

         WHEREAS, Seller desires to sell the PPF Agreement and the Machines to Purchaser and Purchaser desires to purchase the PPF Agreement and the Machines from Seller in accordance with the terms and conditions hereof.

         NOW, THEREFORE, for and in consideration of the premises, the sum of Ten ($10.00) Dollars in hand paid, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.       Defined  Terms.   Whenever  used  herein,  the  following  terms,  when
         capitalized, shall have the following respective meanings unless the context shall clearly indicate otherwise:

a.       "Agreement" shall mean this Purchase Agreement.

b.       "Closing Date" shall mean May ___, 1997.

c. "Delivery and Acceptance Certificates" shall mean the instruments executed and delivered by M&I certifying that the Machines have been delivered to and accepted by M&I in satisfactory condition.

d. "Impositions" shall mean any property, sales, use, or other taxes or similar charges or levies related to the Machines, the PPF Agreement, or any payments to be made thereunder.

e. "Interest Equivalent" shall mean an amount equivalent to interest on the Unrecovered Purchase Price at a rate equivalent to the Prime Rate plus (1%) percent per annum, adjusted daily.

f. "Machines" shall mean the twelve (12) microfiche production machines, together with all processing, stacking, duplicating, collating, printing, and other equipment and software related thereto as more fully described in Schedule 2 to the PPF Agreement.

g. "M&I" shall mean Marshall & Ilsley Corporation, whose address is 4900 West Brown Deer Road, Milwaukee, Wisconsin, 53223.

h. "PPF Agreement" shall mean the Price Per Fiche Agreement dated July 24, 1996 by and between Seller and M&I, including all addenda, exhibits, schedules, and attachments thereto, and all amendments and modifications thereof, which provides for Seller's placement of twelve
         (12) Machines with M&I for use by M&I through the Termination Date, a copy of which is attached hereto and incorporated herein by reference.


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i.       "PPF  Documents"  shall mean the PPF  Agreement  and all  Delivery  and
         Acceptance  Certificates,   applications,   credit  reports,  insurance
         policies, purchase orders and invoices, bills of sale, UCC financing statements, and all other written matter or materials prepared or obtained in connection with the PPF Agreement.

j. "Prime Rate" shall mean that rate so announced and/or published by West Suburban Bank, Lombard, Illinois, as its prime rate and in effect daily. Such Prime Rate is not necessarily the most favorable rate charged on loans by West Suburban Bank to its most creditworthy customers. In the event West Suburban Bank discontinues the use of its Prime Rate, then in such event the term "Prime Rate" shall mean that rate published from time to time in The Wall Street Journal, Midwest Edition, as the prime rate of interest, and in the event more than one such rate is so published in The Wall Street Journal, Midwest Edition, on any applicable date, the highest such rate shall be applicable.

k.       "Purchase Price" shall mean $3,150,000.00.

l.       "Rent"  shall  mean all  monies  due or to  become  due  under  the PPF
         Agreement.

m.       "Termination Date" shall man May 20, 2002.

n. "Unrecovered Purchase Price" shall mean the Purchase Price as reduced from time to time by the amount by which payments remitted to Purchaser by M&I with respect to the PPF Agreement exceed the Interest Equivalent and any Impositions.

2.       Purchase and Sale of PPF Agreement and Machines

a. Transfer of PPF Agreement. Effective as of the Closing Date, Seller hereby sells to Purchaser and Purchaser hereby purchases from Seller, the PPF Agreement (including the Machines and all Rent accruing after the Closing Date), together with all of Seller's rights, title, interest, and remedies under the PPF Documents.

b.       Payment of Purchase Price.

         (i)      On  the  Closing  Date,   Purchaser   shall  pay  the  sum  of
                  $2,650,000.00 to Seller.

         (ii) The balance of the Purchase Price (to wit, the sum of $500,000.00) shall be paid by Purchaser to Seller at such time as M&I has accepted all twelve (12) of the Machines and has provided written acknowledgment, in form acceptable to Purchaser, that all nine (9) of the conditions enumerated in the "Acceptance Criteria" section of Amendment No. 1 to the PPF Agreement have been satisfied with respect to all twelve
                  (12) of the Machines.

         (iii) The Purchase Price shall be paid to Seller (or to such third parties as Seller may direct) by wire transfer in accordance with the provisions of wire transfer instructions to be provided by Seller.

c. No Assumption of Liability. Purchaser does not accept or assume any of Seller's liability or obligations under the PPF Agreement. Seller expressly reserves and promises to perform all actions necessary to complete the installation of the Machines in order to induce M&I to accept

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



         the Machines in accordance with the acceptance criteria and other provisions of the PPF Agreement and to otherwise perform all obligations to M&I under the PPF Agreement. Seller agrees to indemnify, defend, and hold Purchaser harmless from and against any liability to M&I with respect to the PPF Agreement.

d. Conditions Precedent. The obligations of Seller to sell the PPF Agreement and of Purchaser to purchase the PPF Agreement are subject to the satisfaction of the following:

         (i) Delivery of the PPF Documents and such other documents as may reasonably be requested by Purchaser.

         (ii) The representations and warranties of the respective parties herein and in any certificate or document delivered pursuant to or in connection herewith shall be true and correct on and as of the Closing date as if made on and as of that date.

         (iii) The respective parties shall have performed or caused to be performed all obligations and agreements and complied or caused to be complied with all covenants contained herein to be performed or complied with by it at or prior to the Closing Date.
e. Nondisturbance. Purchaser agrees that so long as Seller and M&I are not in default of their respective obligations under the PPF Agreement, Purchaser will not consent to the removal of the Machines from the premises of M&I as described in the PPF Agreement without Seller's consent.

3.       Representations and Warranties of Seller

         Seller hereby represents and warrants to and agrees with Purchaser as follows:

a. Concerning the PPF Agreement. The PPF Agreement: (i) has been duly and validly executed and delivered by Seller and M&I; (ii) is in full force and effect; and (iii) constitutes the valid and binding obligation of M&I enforceable in accordance with its terms (subject, however, to laws of general application affecting creditors' rights). No payment default, and to Seller's knowledge, no other default or condition which, with or without the passage of time, the giving of notice, or both, would constitute a default under the PPF Agreement by either Seller or, to the best of Seller's knowledge, M&I. Seller has not previously assigned any interest in the PPF Agreement to any other party. M&I has not prepaid any portion of its obligations under the PPF Agreement. There is only one original of the PPF Agreement signed by the parties, which is marked "Original." No security interest in the PPF Agreement may be created through the transfer and possession of any signed counterpart other than the one marked "Original." The PPF Agreement and the advertising, solicitation, application procedures, servicing, collection, and administration of the PPF Agreement, fully comply with or are exempt from the provisions of the Federal Truth-In-Lending Act, Regulation Z, the Equal Credit Opportunity Act, Regulation B, the Federal Trade Commission Act, the Fair Debt Collection Practices Act, all applicable statutes and regulations pertaining to interest and other charges, and all other applicable federal and state laws and regulations and substitutes and replacements thereof.

b. Concerning the Machines. Nine (9) of the Machines are located at the premises of M&I as specified in the PPF Agreement and are currently used for production. The remaining three (3)

         Machines are in the process of being delivered or being made fully operational. Nothing has come to Seller's attention which would lead
         Seller to believe that the sale, use, or operation of the Machines violates or infringes the patent, trademark, trade name or other rights of any party. To the best of Seller's knowledge, the Machines are and/or will be in good working order, condition and appearance.

c. Title. Seller owns, and by this Agreement transfers to Purchaser, good and marketable title to, the Machines and all of the rights of Seller under the PPF Agreement, free and clear of any and all liens, claims, encumbrances or other charges, except, as to the Machines, the rights of M&I. No financing statement covering the PPF Agreement or any of the Machines is on file in any public office or is presently in the possession of any third party (excepting solely precautionary UCC filings in favor of Seller which are assignable to Purchaser).

d. Acquisition Taxes. All sales, use, property or other taxes, licenses, tolls, inspection fees or other fees, bonds, permits or certificates which were (or may be) required to be paid or obtained, as the case may be, in connection with the leasing of the Machines to M&I pursuant to the PPF Agreement have been (or when due will promptly be) paid in full (or adequate provision for such payment has or shall have been made) or obtained, as the case may be.

e. Documents Furnished. The entire agreement with M&I with respect to the leasing of the Machines is embodied solely in the PPF Agreement and the PPF Documents and no oral agreements exist with M&I not contained in the PPF Agreement and the other PPF Documents.

f. Organization and Existence. Seller is and at all times hereafter shall be a corporation duly and validly organized and existing in good standing under the laws of the State of Delaware and is duly qualified and/or licensed to own its properties and carry on its business in each jurisdiction where the failure to be so qualified would violate applicable laws, regulations, rules, or ordinances.

g. Power and Authority. Seller has the power and authority to execute and deliver or accept, as the case may be, this Agreement and all other agreements, instruments and documents executed and delivered and/or accepted, as the case may be, in connection herewith or therewith and to pay and perform, when due, its obligations hereunder.

h. Authorization. The execution and delivery of this Agreement by Seller, and the payment and performance by Seller, when due, of its obligations hereunder, have been duly authorized by all necessary action of Seller and do not violate or conflict with, or with or without the giving of notice, the passage of time or both, constitute a default under, any provision of Seller's articles of incorporation, by-laws, or resolutions, any law, any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority or any agreement or other document or instrument to which Seller is a party or by which Seller is, or may be, bound.

i. Enforceability. This Agreement constitutes the valid and binding obligations of Seller enforceable against it in accordance with its terms, subject, however, to laws of general application affecting creditors' rights and to limitations imposed upon the availability of specific enforcement, injunctive relief or equitable remedies.

j.       Miscellaneous Representations and Warranties Concerning Seller.

         (i) Seller now has and shall have at all times hereafter capital sufficient to carry on its business and transactions and all businesses and transactions in which it is about to engage;

         (ii) There are no actions or proceedings which are pending or threatened against Seller which might result in any material and adverse change in its financial condition or materially affect its assets;

         (iii)    Seller   possesses   adequate   assets,   licenses,   patents,
                  copyrights, trademarks and tradenames to continue to conduct its business as previously conducted by it;

         (iv) Seller is and at all times hereafter shall remain in good standing with respect to all governmental permits, certificates, consents and franchises necessary to continue to conduct its business and to own or lease and operate its properties as now owned or leased by it;

         (v) None of said permits, certificates, consents or franchises contain any term, provision, condition or limitation more burdensome than such as are generally applicable to persons engaged in the same or similar business as Seller;

         (vi) Seller is not a party to any contract or agreement or subject to any charge, restriction, judgment, decree or order materially and adversely affecting its business, property, assets, operations or condition, financial or otherwise;

         (vii) Seller is not in violation of any applicable statute, regulation or ordinance of the United States of America, of any state, city, town municipality, county or of any other jurisdiction, or of any agency thereof, in any respect materially and adversely affecting its business, property, assets, operations or condition, financial or otherwise;

         (viii) Seller is not in default with respect to any indenture, loan agreement, mortgage, deed or other similar agreement relating to the borrowing of monies to which it is a party or by which it is bound;

         (ix) All information furnished to Purchaser concerning the PPF Agreement and financial affairs of Seller, and all other written information heretofore or hereafter furnished by Seller to Purchaser, is and will be true and correct; and

         (x) Seller has filed all federal, state and local tax returns and other reports it is required to file and has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges.

4.       Representations and Warranties of Purchaser

         Purchaser represents and warrants to, and agrees with, Seller as follows:

a. Organization and Existence. Purchaser is an Illinois banking corporation duly and validly organized and existing in good standing under the laws of the State of Illinois and is duly qualified to own its properties and carry on its business in each jurisdiction where the failure to be so qualified would violate applicable laws, regulations, rules, or ordinances.

b. Power and Authority. Purchaser has the power and authority to execute and deliver or accept, as the case may be, this Agreement and to pay and perform, when due, its obligations hereunder.

c. Authorization. The execution and delivery or acceptance, as the case may be, of this Agreement by Purchaser, and the payment and performance by Purchaser, when due, of its obligations hereunder, have been duly authorized by all necessary action of Purchaser and do not violate or conflict with, or with or without the giving of notice, the passage of time or both, constitute a default under, any provision of Purchaser's articles of incorporation, by-laws, or resolutions, any law, any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority or any agreement or other document or instrument to which Purchaser is a party or by which Purchaser is, or may be, bound.

d. Enforceability. This Agreement constitutes the valid and binding obligations of Purchaser enforceable against it in accordance with its terms, subject, however, to laws of general application affecting creditors' rights and to limitations imposed upon the availability of specific enforcement, injunctive relief or equitable remedies.

5.       Collections and Application of Payments.

a. Seller hereby assigns to Purchaser all monies hereafter payable by M&I under the PPF Agreement (including all price per fiche usage payments, all interest, and all Impositions due in connection therewith).

b. Seller agrees to monitor all activity of the Machines under the PPF Agreement, calculate amounts due from M&I thereunder, and send timely invoices to M&I for amounts due thereunder. All payments shall be made by M&I directly to Purchaser.

c. Monies collected by Purchaser under the PPF Agreement shall be applied by Purchaser as follows:

                  (i) First, Purchaser shall retain for its own account an amount equal to Interest Equivalent which has accrued during the corresponding period.

                  (ii) Second, Purchaser shall retain for its own account the following minimum amounts to be applied toward Unrecovered Purchase Price:

                           June, 1997 - Sept. 1997..........$63,095.00 per month
                           Oct., 1997 - May, 1999...........$76,253.00 per month
                           June, 1999 - May, 2000...........$57,190.00 per month
                           June, 2000 - May, 2001...........$38,127.00 per month
                           June, 2001 - May, 2002...........$19,063.00 per month

         All remittances are due on or before the 20th day of each respective month. In the event of a shortage in any month, Purchaser shall have the right to make up such shortage by recovering any overages in any subsequent months. Further, if Purchaser reasonably believes that a shortage may occur in a future month or months, Purchaser may accumulate excess receipts as a reserve against anticipated shortages.

         (iii)    The balance, if any, shall be remitted by Purchaser to Seller.

d. Seller shall be responsible for the payment of all Impositions.

e. After Purchaser has recovered the full amount of Purchase Price and has collected all Interest Equivalent to which Purchaser is entitled hereunder, Purchaser shall remit all subsequent amounts collected with respect to the PPF Agreement to Seller.

6.       Return of Machines/Remarketing

         In the event any of the Machines are returned prior to their allowed return date, as defined in the PPF Agreement, Seller exercise its best efforts to remarket the Machine for the best price and other terms it can reasonably obtain. Remarketing may be by sale, lease, or contract use under a price per fiche or other agreement with M&I or another buyer or user. Seller shall promptly advise Purchaser of any offers it receives. Any remarketing agreement shall be subject to the prior written consent of Purchaser. If the Machine is sold, leased, or otherwise delivered to a party other than M&I, Seller shall be responsible for dismantling, repairing, refurbishing, storing, and/or transporting the Machine at Seller's expense. Seller shall attempt to re-market the Machines as soon as possible, however, Seller shall have no obligation to Purchaser with respect to the Machines returned early so long as Purchaser is receiving an Early Return Buyout Payment, as defined on schedule 1 of the PPF Agreement. Upon the termination of the Early Return Buyout Payment, or for Machines returned in compliance with the System Return Allowance, Seller shall re-market the Machines within 180 days of said date. In the event the Machine is not remarketed by Seller in a manner satisfactory to Purchaser within one hundred eighty (180) days after the date of early return, Seller shall pay Purchaser an amount equivalent to the fair market value of the Machine whereupon title to the Machine shall be reconveyed by Purchaser to Seller by appropriate bill of sale or other instrument of conveyance and Seller shall be entitled to remarket the Machine without further obligation to Purchaser. Any payments made by Seller to Purchaser pursuant to this paragraph shall be in addition to those required under
         Section 5 above  and  shall be  applied  towards  Unrecovered  Purchase
         Price.

7. Seller's Repurchase Obligations Upon Seller's Failure to Fulfill Acceptance Criteria. Notwithstanding any provision to the contrary set forth herein, Seller shall be obligated to repurchase the PPF Agreement and the Machines from Purchaser upon the occurrence of any of the following events ("Repurchase Events"):

a. Seller's failure to provide Purchaser with M&I's written acknowledgment, on or before June 15, 1997, stating that at least nine
         (9) of the Machines meet the requirements of paragraphs 1, 2, 3, 4, and 5 of the "Acceptance Criteria" section of Amendment No. 1 to the PPF Agreement.

b. Seller's failure to provide Purchaser with M&I's written acknowledgment, on or before August 1, 1997, stating that the remaining three (3) Machines meet the requirements of paragraphs 1, 2, 3, 4, and 5 of the "Acceptance Criteria" section of Amendment No. 1 to the PPF Agreement.

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c.       Seller's   failure   to   provide    Purchaser   with   M&I's   written
         acknowledgment, on or before September 15, 1997, stating that all twelve (12) of the Machines have been accepted by M&I and meet all requirements of all paragraphs of the "Acceptance Criteria" section of Amendment No.
         1 to the PPF Agreement.

         Upon the occurrence of a Repurchase Event, without notice or demand, Seller shall immediately pay Purchaser the entire Unrecovered Purchase Price and all accrued and unpaid Interest Equivalent, whereupon the PPF Agreement and the Machines shall be reconveyed by Purchaser to Seller by appropriate bill of sale or other instrument of conveyance.

8.       Residual Value of Machines

         After Purchaser has recovered the entire Purchase Price and the full amount of Interest Equivalent to which Purchaser is entitled hereunder, all proceeds subsequently derived from the Machines (whether by lease, contract usage, sale, or otherwise) shall be the property of Seller. If any such proceeds come into Purchaser's possession, Purchaser agrees to remit such proceeds to Seller. Purchaser agrees to execute and deliver to Seller such bills of sale, assignments, leases, contracts, or other instruments which may be reasonably requested by Seller in connection with Seller's remarketing of the Machines.

9.       Additional Agreements of Seller

a.       Seller hereby covenants, represents and warrants that Seller:

         i. Shall perform all of its obligations and responsibilities under the PPF Agreement;

         ii. Shall, upon request of Purchaser, execute such bills of sale, assignments, financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by Purchaser) and do such other acts and things, all as Purchaser may from time to time request to establish and maintain its sole ownership interest in the PPF Agreement and the Machines and to consummate the transactions contemplated in or by this Agreement;

         iii. Shall keep at its principal place of business, its records concerning the PPF Agreement and the Machines, which records will be of such character as will enable Purchaser or its agents to determine at any time the status thereof, and Seller will not, unless Purchaser shall otherwise consent in writing, duplicate any such records at any other address;

         iv. Shall, upon the request of Purchaser, deliver to Purchaser copies of the PPF Documents and any and all other documents evidencing any interest in the PPF Agreement and the Machines;

         v. Shall, at its own cost and expense, file all sales tax returns and remit to the appropriate taxing authorities all sales and use taxes and other Impositions on that portion of each payment due Seller which relates to services and supplies provided under the PPF Agreement;

         vi. Shall furnish Purchaser such additional information concerning Seller and the PPF Agreement and the Machines as Purchaser may from time to time request;

         vii. Shall permit Purchaser and its agents, from time to time, but not less than once a month, to inspect the PPF Documents, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Seller and will, upon request of Purchaser, deliver to Purchaser all of such records and papers which pertain to the PPF Agreement and the Machines;

         viii. Shall comply with all operational procedures established from time to time by Purchaser with respect to the transactions covered by this Agreement;

         ix. Shall, upon request of Purchaser, stamp on the file jackets pertaining to the PPF Agreement a notation, in form satisfactory to Purchaser, of the ownership interest of Purchaser;

         x. Shall, at its sole cost and expense, keep and maintain an errors and omissions insurance policy in favor of Purchaser. Such policy of insurance shall be in form, with insurer and in such amount as may be satisfactory to Purchaser. Seller shall deliver to Purchaser the original (or certified) copy of said policy of insurance, or a certificate of insurance, and evidence of payment of all premiums for such policy. Such policy of insurance shall contain an endorsement, in a form and substance acceptable to Purchaser, showing loss payable to Purchaser, and shall provide that the insurance company will give Purchaser at least thirty (30) days written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of Seller or any other person or entity shall affect the right of Purchaser to recover under such policy or policies of insurance. Borrower hereby directs the insurer under such policy of insurance to pay all proceeds payable thereunder directly to Purchaser and hereby irrevocably appoints Purchaser as Seller's agent and attorney-in-fact to make, settle and adjust claims under such policy of insurance and endorse the name of Seller on any check, draft, instrument or other item of payment for the proceeds of such policy of insurance;

         xi. Shall promptly notify Purchaser in writing of any change in location of its principal place of business or any change in location of the PPF Documents;

b. All of the representations and warranties of Seller contained herein will be and remain true and correct during the term of this Agreement;

c. Seller shall furnish to Purchaser:

         i. as soon as practicable and in any event within 20 days after the end of each month, current month-end unaudited profit and loss statement and balance sheet of Seller, in reasonable detail and in form acceptable to Purchaser, certified by the chief financial or accounting officer of Seller to be true and correct, to the best of such officer's knowledge and belief, based upon a reasonable review of the affairs of Seller conducted by such officer, subject to normal recurring year-end audit adjustments, and to have been prepared in accordance with generally accepted accounting principles consistently applied;

         ii. as soon as practicable and in any event within 90 days of the close of each calendar year (or fiscal year if Seller reports on the basis of a fiscal year), annual financial statements (including balance sheet, income statement, and statement of changes in financial position of Seller), prepared in accordance with generally accepted accounting principles consistently applied, and audited by independent certified public accountants acceptable to Purchaser, such audit report to include an unqualified opinion of such accountants;

         iii. as soon as practicable and in any event within 30 days after the due date for filing (including any extensions), complete copies of annual federal and state income tax returns filed by Seller; and

         iv.      such  other  or  further  financial   information  as  may  be
                  requested by Purchaser.

d. In the event Seller defaults on any of its obligations and responsibilities under the PPF Agreement (including without limitation failure to invoice or provide supplies or maintenance), Purchaser may (but shall not be required to) perform such obligations and responsibilities in any manner Purchaser deems appropriate, whereupon Purchaser may deduct the cost of such performance from any remittances due Seller hereunder and Seller shall be liable to Purchaser for any deficiency.

10.      Indemnity

         Seller agrees to indemnify Purchaser, and to protect, defend and hold it harmless from and against any and all loss, cost, damage, injury or expense, including without limitation, reasonable attorney's fees and other legal expenses, which Purchaser may incur for or by reason of:
         (i) the untruthfulness of any of the warranties and representations of Seller contained herein; or (ii) a breach by Seller of any of the warranties, covenants and agreements of Seller contained herein. For purposes hereof, "Purchaser" shall include Purchaser and its employees, officers, directors, representatives, agents, and attorneys.

11.      Miscellaneous

a. Brokerage Fees. Seller represents and warrants to Purchaser that Seller has not engaged any third party broker to which fees are payable in connection with the transactions referred to herein. Purchaser represents and warrants to Seller that Purchaser has not engaged any third party broker to which fees are payable in connection with the transactions referred to herein.

b. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that Seller shall not have the right to assign any of it servicing obligations under this Agreement without the prior written consent of Purchaser.

c. Purchaser's Attorney's Fees. Seller agrees to reimburse Purchaser for all reasonable attorney's fees and costs incurred by Purchaser with respect to the preparation and negotiation of this Agreement and the transactions contemplated thereby.

d. No Waiver. No delay or failure by either party to insist upon the strict performance of any term hereof or to exercise any right, power or remedy provided for herein, shall constitute a waiver of any such term, or such right, power or remedy. The exercise of any right, power or remedy conferred by this Agreement or by law or equity shall not preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

e. Amendment. This Agreement shall not be amended, modified or terminated orally but may only be amended, modified or terminated pursuant to written agreement between Seller and Purchaser.

f. Notices. Any notice, demand, request or other communication desired to be given or required pursuant to the terms hereof shall be in writing and shall be delivered by personal service or sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the addresses first set forth herein or to such other address as the parties hereto may designate in writing from time to time. Any such notice, demand, request, or other communication shall be deemed given on the date of personal service or on the date of deposit into the U.S. Mail.

g. Headings. The various headings used in this Agreement as headings for paragraphs or otherwise are for convenience only and shall not be used in interpreting the text of the paragraphs in which they appear and shall not limit or otherwise affect the meanings thereof.

h. Severability. If any provision in this Agreement is held by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administration or judicial decision, or public policy, and if such court should declare such provision of this Agreement to be illegal, invalid, unlawful, void, voidable, or unenforceable as written, then such provision shall be given full force and effect to the fullest possible extent that is legal, valid and enforceable. The remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void, voidable or unenforceable provision was not contained therein.

i. Names. Regardless of their form, all words shall be deemed singular or plural and to have such gender as required by the text.

j. Governing Law/Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois. All actions, suits and proceedings in any manner or way arising out of or in respect to this Agreement, any documents executed concurrently herewith, shall be litigated in courts within the County of DuPage, or having jurisdiction with respect to said county. Seller and Purchaser each hereby waives a right to a jury trial in any litigation brought with respect to this Agreement or the transactions contemplated herein.

k. No Party Deemed Drafter. Seller acknowledges and agrees that Seller has been afforded the opportunity to review and approve this Agreement and to have this Agreement reviewed and approved by counsel of Seller's choice, that this Agreement constitutes an arms-length transaction between the parties, and that neither Seller nor Purchaser shall be deemed the drafter of this Agreement for purposes of construing the terms hereof.

l. Further Assurances. Purchaser and Seller agree to execute and deliver promptly to the other all such further instruments and documents as may reasonably be requested by the other in order to carry out fully the intent, and to accomplish the purposes, of the transactions referred to herein.

m. Not an Extension of Credit or Joint Venture. This Agreement constitutes a sale of 100% ownership interest in the PPF Agreement and the Machines and shall in no way be construed as an extension of credit by Purchaser to Seller or a partnership or joint venture by and between Seller and Purchaser.

n. Time of Essence. Time is of the essence hereof.

         IN WITNESS WHEREOF, this Purchase Agreement is executed and effective as of the date first set forth above.


SELLER:                                       PURCHASER:

MICROGRAPHIC TECHNOLOGY CORPORATION,          WEST SUBURBAN BANK
a Delaware Corporation

By:      _____________________________        By:      _________________________
Its:     _____________________________        Its:     _________________________

Attest:  _____________________________
Its:     _____________________________


westsub2\microtec.agm\051297\cp

 ................................................................................
STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that __________________________, personally known to me to be President of MICROGRAPHIC TECHNOLOGY CORPORATION, a Delaware
Corporation, and ______________________, personally known to me to be the Vice President of said Corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such President and Vice President they signed and delivered the said instrument as President and Vice President of said Corporation, pursuant to authority, given by the Board of Directors of said Corporation as their free and voluntary act, and as the free and voluntary act and deed of said Corporation, for the uses and purposes therein set forth. GIVEN under my hand and official seal this _______ day of _____________, 1997.

                                   ---------------------------------------------
                                                 Notary Public
STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________ of WEST SUBURBAN BANK, an Illinois Banking Corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ____________________, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said Corporation; for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1997.

                                   ---------------------------------------------
                                                 Notary Public

                        GUARANTY OF SOFTNET SYSTEMS, INC.

         In consideration of and as an inducement to the execution of that certain Purchase Agreement of even date herewith (the "Agreement") by and between WEST SUBURBAN BANK ("Purchaser") and MICROGRAPHIC TECHNOLOGY CORPORATION ("Seller"), the undersigned hereby unconditionally guarantees the payment and performance of all of Seller's obligations to Purchaser under the provisions of the Agreement.

         The undersigned waives: (1) acceptance and notice of acceptance by the Purchaser of the foregoing undertakings; (2) notice of demand for payment or non-performance of any obligations hereby guaranteed; (3) protest and notice of default to any party with respect to the indebtedness or non-performance of any obligations hereby guaranteed; (4) any right it may have to require that an action be brought against Seller or any other person as a condition of liability; (5) any and all claims and defenses which might otherwise operate as a discharge of the liability of the undersigned under principles of suretyship or otherwise; (6) all rights of subrogation, contribution and other recovery of the obligations guaranteed hereby from the Seller; and (7) any and all other notices and legal or equitable defenses to which he may be entitled.

     Dated:            _____________________

                                        SOFTNET SYSTEMS, INC.

                                        By:      ______________________________
                                        Its:     ______________________________


 ...............................................................................

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________  of SOFTNET SYSTEMS, INC., a(n) ____________  Corporation,
personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ____________________, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said Corporation; for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1997.

                                    --------------------------------------------
                                                     Notary Public





westsub2\microtec.agm\051297\cp


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